Exhibit 99.1

TRADE STREET RESIDENTIAL ANNOUNCES PROPOSED $150 MILLION CAPITAL RAISE INCLUDING $100 MILLION TRANSFERABLE RIGHTS OFFERING TO EXISTING STOCKHOLDERS AND $50 MILLION DIRECT EQUITY INVESTMENT BY SENATOR INVESTMENT GROUP LP

AVENTURA, FL, November 12, 2013 – Trade Street Residential, Inc. (NASDAQ: TSRE) (“Trade Street” or the “Company”), announced today a $100 million fully-backstopped common stock rights offering to its stockholders. The rights will have a subscription price of $6.33 per share (the “Subscription Price”) and will be transferable. Investment entities managed by Senator Investment Group LP (“Senator”) have agreed to back stop the rights offering by purchasing on the same terms any and all shares not subscribed through the exercise of rights or the oversubscription option (the “Backstop”). In addition, Senator has agreed to purchase $50 million of common stock from the Company in a separate private placement transaction (the “Direct Purchase”) at the Subscription Price. The transactions are expected to raise net proceeds, after payment of offering and other expenses, of approximately $147.5 million. The Company intends to use the net proceeds to fund current committed and future acquisitions and to repay indebtedness. The Backstop and Direct Purchase are subject to approval by the Company’s stockholders and satisfaction of certain customary closing conditions. The rights offering and Direct Purchase are expected to close late in the fourth quarter of 2013 or early in the first quarter of 2014.

Under the terms of the rights offering, the Company will distribute at no charge to the holders of its common stock transferable rights to purchase up to an aggregate of approximately 15,797,788 new shares of common stock. The Company will distribute to each such holder one transferable right for every share of common stock owned on the record date, which will be determined at a later date and announced to stockholders. Each right will entitle the holder to purchase 1.3775 shares of common stock (subject to adjustment if the number of shares of the Company’s common stock changes prior to the record date for the rights offering) at a subscription price of $6.33 per share. Rights holders who fully exercise their rights will be entitled to subscribe, subject to certain limitations and subject to allotment, for additional shares that remain unsubscribed as a result of any unexercised rights.

In connection with the rights offering and the Backstop, Michael Baumann, our Chairman and Chief Executive Officer, and David Levin, our Vice-Chairman and President, have agreed to purchase shares that are subject to their basic subscription right, at the same subscription price offered to stockholders. The aggregate commitment by Messrs. Baumann and Levin is expected to be $1,812,250 based on the number of shares that each individual owns.

A registration statement with respect to the rights and the shares of common stock to be issued upon exercise of the rights has been filed with the Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. A copy of the most recent prospectus included in the registration statement can be accessed on our website at ir.tradestreetresidential.com/rights.cfm. The offering may be made only by means of a prospectus, copies of which may be obtained when available from AST Phoenix Advisors, 6201 15th Avenue, Brooklyn, New York 11219.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities in the offering, nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

About Trade Street Residential, Inc.

Trade Street Residential, Inc. is a full service, vertically integrated, self-administered and self-managed real estate investment trust focused on acquiring, owning, operating and managing conveniently located, garden-style and mid-rise apartment communities in mid-sized cities and suburban submarkets of larger cities primarily in the southeastern United States and Texas.

About Senator Investment Group LP

Senator Investment Group LP is a New York-based registered investment adviser founded in 2008. The firm pursues credit and equity investments in both public and private securities. Senator manages more than $6.0 billion in assets on behalf of pension funds, endowments, foundations, families and other institutional investors.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws, including statements related to the offering and the expected use of the net proceeds therefrom, which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases, which are predictions of or indicate future events or trends and which do not relate solely to historical matters. While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could impact the Company’s future results, performance or transactions, see the section entitled “Risk Factors” in the Company’s final prospectus relating to the Company’s recent public offering of its common stock.

Additional Information Regarding the Proposed Transactions and Certain Participants

This communication is being made in respect of the proposed backstopped rights offering and direct equity investment involving Trade Street and certain affiliates of Senator. The registration statement relating to the rights offering has not yet become effective and no securities may be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. The Company intends to commence the rights offering promptly after the registration statement has been declared effective by the SEC. The terms and conditions of the rights offering will be made available to the Company’s stockholders once the rights offering has commenced. The Company has not yet set a record date for the rights offering. A copy of the prospectus relating to the Rights Offering meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and additional materials relating to the rights offering will be mailed to stockholders of record of the Company shortly after the record date. Stockholders will then also be able to obtain a copy of this prospectus from the subscription agent for the rights offering.

In connection with the proposed transaction, Trade Street has filed with the SEC, but not yet distributed to stockholders, a preliminary proxy statement and will mail or otherwise disseminate the proxy statement and a form of proxy to its stockholders when it is finalized. Stockholders and investors are encouraged to read the proxy statement (and other relevant materials) regarding the proposed transaction carefully and in its entirety when it becomes available, and before making any voting decision, as it will contain important information about the transaction. Stockholders and investors will be able to obtain a free copy of the proxy statement, when available, as well as other filings made by Trade Street regarding Trade Street Residential, Inc. and the proposed transaction at the SEC’s website at http://www.sec.gov and the Company’s website at www.tradestreetresidential.com.

Additionally, the Company and its directors and executive officers and Senator may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the approval by stockholders of the issuance of shares of the Company’s common stock to Senator in connection with the Backstop or the Direct Purchase by Senator. Stockholders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s preliminary proxy statement filed in connection with the proposed transactions filed with the SEC on November 12, 2013. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.tradestreetresidential.com.

Investor Relations:

Stephen Swett

786-248-6099

ir@trade-street.com